SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

On August 4, 2017, our Board declared a distribution of $0.5775 per unit in respect of the quarter ended June 30, 2017 amounting to $40.8 million in the aggregate.

In July 2017, we executed with the charterer of the Golar Freeze FSRU, Dubai Supply Authority ("DUSUP") certain amendments to the existing time charter that was due to end in May 2020.

We and DUSUP have agreed to shorten the charter by one year and to remove DUSUP's termination for convenience rights and extension option rights (which ran to 2024). We will receive the right to terminate our obligations under the charter while continuing to receive the capital element of the charter until the end of the new charter period in April 2019.

Hilli

On August 15, 2017, we entered into a purchase and sale agreement (the "PSA") for the acquisition (the "Acquisition") from Golar and affiliates of Keppel Shipyard Limited ("Keppel") and Black and Veatch ("B&V") of equity interests (the "Acquired Interests") in Golar Hilli LLC, which will, on the closing date of the Acquisition, indirectly own the FLNG, the Hilli.  The Acquired Interests represent the equivalent of  50% of the two liquefaction trains, out of a total of four, that have been contracted to Perenco Cameroon SA and Societe Nationale Des Hydrocarbures (together, the "Customer") for an eight-year term. The purchase price for the Acquired Interests, as described below, is $658 million less net lease obligations under the financing facility for the Hilli (the "Hilli Facility") that are expected to be between $468 and $480 million.  Concurrently with the execution of the PSA, we paid a $70 million deposit to Golar, upon which we will receive interest at a rate of 5% per annum.

The closing of the Acquisition (the "Closing") is subject to the satisfaction of certain closing conditions which include, among others, receiving the consent of the lenders under the Hilli Facility, the closing of the previously announced Put-Sale Closing with respect to the Golar Tundra,  the delivery to and acceptance by the Customer of the Hilli, the commencement of commercial operations under the liquefaction tolling agreement (the "LTA") and the formation of Golar Hilli LLC and the related Pre-Closing Contributions as described further below.

Prior to the Closing, Golar, Keppel and B&V will contribute their equity interests in Hilli Corp to the newly formed Golar Hilli LLC (the "Pre-Closing Contributions") in return for equity interests in Golar Hilli LLC.  Membership interests in Golar Hilli LLC will be represented by three classes of units: Common Units ("Common Units"); Series A Special Units ("Series A Units"); and Series B Special Units ("Series B Units").  Common Units will be entitled to cash flows from the first 50% of contracted capacity, initially contracted to the Customer under the LTA, at all times.  Common Units will not be exposed to the oil-linked pricing elements of the tolling fee under the LTA, but will bear the operating costs of the Hilli, and the interest costs of the Hilli financing facility with only incremental costs accruing to the Series B Units.  Series A Units will only be entitled to cash flows associated with oil price linked elements of the tolling fee under the LTA, net of incremental tax expenses and their pro rata portion of any costs that may arise as a result of the underperformance of the Hilli ("Underperformance Costs").  Holders of Series B Units will be entitled to the cash flows associated with any expansion of contracted capacity of the Hilli beyond the first 50%, net of incremental costs arising as a result of making available more than the first 50% of production capacity of the Hilli ("Incremental Costs"), Underperformance Costs and any reduction in revenue attributable to the first 50% of LNG production capacity as a result of making more than 50% of capacity available under the LTA.  In the Acquisition, we will only acquire 50% of the Common Units and none of the Series A Units or Series B Units.

Upon the Closing, which is expected to occur on or before April 30, 2018, Golar, Keppel and B&V will sell 50% of the Common Units to us in return for our payment of the net purchase price of between approximately $178 and $190 million.  We will apply the $107 million deferred purchase price receivable from Golar in connection with the Tundra Put Sale and the $70 million deposit referred to above against the net purchase price and intend to pay the balance with cash on hand.

We do not expect to initially consolidate Golar Hilli LLC or Hilli Corp and so will reflect our share of net income on our income statement as "equity in net earnings of affiliates."